Offerings - Offering: 1	Nov. 12, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 15,000,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 1,305.00
Offering Note	The transaction valuation is estimated solely to calculate the filing fee. It assumes that the maximum aggregate purchase price of $15,000,000 is paid to buy shares of Class A common stock, par value $0.0001 per share, of PLAYSTUDIOS, Inc. under the offer. The filing fee is calculated under Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, and the Commission's fee rate for fiscal year 2027, effective October 1, 2026. It equals $87.00 per $1,000,000 of the transaction valuation.